EXHIBIT 10.1

                                     FORM OF

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), is made and entered into this 5th day of March, 2002 (the "Effective Date") by and between Reality Wireless Networks, Inc., a Nevada corporation (the "Company"), and Reality Networks, Inc., a Delaware corporation (the "Investor"),

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Company and the Investor have entered into an Asset Purchase Agreement, dated March 5, 2001 (the "Asset Purchase Agreement"), which provides for the sale of certain assets to the Company by the Investor in exchange for eight million, four hundred and forty-nine thousand, three hundred and twenty (8,449,320) shares of the Company's common stock, par value $0.001 per share (the "Shares");

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

         1. Certain Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed in the Purchase Agreements. The following terms shall have the following respective meanings:

         (a) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         (b) "Exchange Act" shall mean the U.S. federal Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at any particular time.

         (c) "Other Shareholders" shall mean persons, other than the Investor, who, by virtue of agreements with the Company are entitled to include their securities in a registration effected pursuant to this Agreement.

         (d) The terms "register," "registered" and "registration" refer to the effectiveness of a registration statement prepared and filed in compliance with the Securities Act.

         (e) "Registrable Securities" shall mean the Shares, together with any capital stock of the Company issued with respect to the foregoing upon any stock split, stock dividend, recapitalization or similar event, that have not previously been sold by Investor pursuant to a registration statement or SEC Rule 144 or otherwise transferred to a third party without the benefit of assignment of rights under this Agreement pursuant to Section 5 hereof.

         (f) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 2 hereof, including, without limitation: all registration and filing fees; printing expenses; fees and disbursements of counsel for the Company; state "blue sky" fees and expenses; and accountants' expenses, including without limitation any special audits incident to or required by any such registration.

         (g) "Securities Act" shall mean the U.S. federal Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at any particular time.


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         (h) "Selling Expenses" shall mean all underwriting discounts, selling commissions and transfer taxes applicable to the sale of Registrable Securities and any other securities of the Company being sold in the same registration as the Registrable Securities by Other Shareholders.

         (i) "SB-2 Blackout Period" shall mean, with respect to a Form SB-2 registration, a period not in excess of sixty (60) calendar days during which the Company, in the good faith judgment of its Board of Directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other transaction involving the Company, or the unavailability for reasons beyond the Company's control of any required financial statements, disclosure of information which is in its best interest not to publicly disclose, or any other event or condition of similar significance to the Company) that the registration and distribution of the Registrable Securities to be covered by such SB-2 registration, if any, would be detrimental to the Company or its shareholders.

         2. Form SB-2 Registration. As promptly as reasonably practicable after the Company becomes eligible to file a registration statement on Form SB-2 (or any successor form to Form SB-2), the Company shall file a registration statement on such form relating to the resale by the Investor of all of the Investor' Registrable Securities; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2 or keep such registration effective pursuant to
Section 4: (i) in any particular jurisdiction in which the Company would be required thereby to qualify to do business as a foreign corporation or as a dealer in securities under the securities or blue sky laws of such jurisdiction or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (ii) during any SB-2 Blackout Period.

         3. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to
Section 2 of this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Investor pro rata on the basis of the number of its shares so registered as compared to the total amount of shares included in the registration for resale by the Investor and the Other Shareholders combined.

         4. Effectiveness. Except as provided in Section 2 and in the next sentence, the Company shall keep effective any registration or qualification contemplated by Section 2 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Investor to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period longer than one year from the date the registration statement is declared effective by the SEC; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, then the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains in effect in respect of such other securities.

         5. Registration Statements.

         (a) In the event of a registration pursuant to the provisions of
Section 2, the Company shall furnish to the Investor prior to filing any registration statement or amendment or supplement thereto a copy of same and shall furnish to the Investor such number of copies of the registration statement and of each amendment and supplement thereto (in each case, upon request, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as the Investor may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

         (b) The Company shall notify the Investor promptly when any such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

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         (c) At any time when a prospectus included in a registration statement covering Registrable Securities is required to be delivered under the Securities Act in connection with a sale, the Company shall notify the Investor of the happening of any event a result of which would cause such prospectus to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of the Investor promptly prepare, file with the SEC, use its best efforts to have declared effective, and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or file such documents and reports under the Exchange Act that are incorporated by reference after the initial filing of the registration statement as may be necessary to accomplish the foregoing.

         (d) The Investor shall not effect sales of shares covered by any registration statement pursuant to such registration statement during an SB-2 Blackout Period or (until further notice) after receipt of telegraphic, facsimile or other written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

         (e) The person seeking to include Registrable Securities under this Agreement in any registration shall furnish to the Company such information regarding such person and the distribution proposed by such person as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 2.

         (f) Prior to any public offering of Registrable Securities under a registration statement declared effective by the SEC, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the Investor in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States requested by the Investor and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the registration statement.

         (g) The Company shall cause all Registrable Securities covered by a registration statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or traded.

         6. Transfer of Registration Rights. The rights of the Investor to cause the Company to register securities granted under Section 2 of this Agreement may not be assigned to any transferee or assignee of Registrable Securities or to any other person without the prior written consent of the Company, and then only if such person assumes in writing the obligations of the Investor with respect to such securities under this Agreement.

         7. Exchange Act Reporting. The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, during such time the Company has a reporting obligation under Section 15(d) or Section 12 of the Exchange Act, it shall use its best efforts to keep current in filing all reports, statements, and other materials required to be filed with the SEC to permit the Investor to sell such securities under the registration or under Rule 144.

         8. Indemnification.

         (a) If any action is brought against the Investor in connection with any registration statement filed pursuant to this Agreement, the Company shall indemnify and hold harmless the Investor or any underwriter employed by the Investor against any losses, claims, damages, or liabilities, joint or several, to which the Investor or such underwriter may become subject under the Securities Act, the Exchange Act, state securities, or blue sky laws or otherwise, insofar as such losses, claims, damages, or liabilities (or actions

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in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement under which such Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contain in such registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse the Investor or such underwriter for any legal or any other expenses reasonably incurred by the Investor or such underwriter in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of the Investor or such underwriter specifically for use in the preparation thereof.

         (b) If any action is brought against the Company in connection with any registration statement filed pursuant to this Agreement, the Investor shall indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriter, or controlling person may become subject under the Securities Act, Exchange Act, state securities, or blue sky laws or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Stock was registered under the Securities Act, any preliminary prospectus or final prospectus contained in such registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to the Investor furnished in writing to the Company by or on behalf of the Investor specifically for use in connection with the preparation of such registration statement, prospectus, amendment, or supplement.

         (c) Each party entitled to indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. No Indemnifying Party will, except with the consent of the Indemnified Party, consent to an entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense as is appropriate to reflect (i) the proportionate relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other (determined by reference to,

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among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the Indemnified Party than the amount hereinafter calculated, not only the proportionate relative fault of the Indemnifying Party and the Indemnified Party, but also the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other, as well as any other relevant equitable considerations. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Indemnifying Party who was not guilty of such fraudulent misrepresentation.

         9. Termination of Registration Rights.

         The Company's obligations pursuant to this Agreement (other than pursuant to Sections 3, 8, 9, and 10 shall terminate as to the Investor on the earliest of (i) such date when all of the Registrable Securities of the Investor have been sold under the registration statement or transferred without consent to assignment of rights under this Agreement, or (ii) such date when the restrictive legend on the Registrable Securities may be removed pursuant to Rule 144(k) under the Securities Act (or any successor) and the Investor is entitled to rely on Rule 144(k), or (iii) such time as all Registrable Securities of the Investor may, in the opinion of counsel to the Company, currently be sold under Rule 144 during any 90-day period.

         10. Miscellaneous.

         (a) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

         (b) Notices. All notices, requests, demands, claims, consents and other communications required or permitted under this Agreement shall be in writing. Any notice, request, demand, claim, communication or consent under this Agreement shall be deemed duly given if (and shall be effective two business days after) it is sent by certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                If to the Company:          Reality Wireless Networks, Inc.
                                            4106 Factoria Blvd. SE, Suite 214
                                            Bellevue, Washington 98006

                If to the Investor:         Reality Networks, Inc.
                                            120 W. Campbell Ave., Suite E
                                            Campbell, California 95008

or at any other address as any party may, from time to time, designate by notice given in compliance with this section.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Shares, subject to the terms hereof, including the provisions of Section 6.

         (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (e) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

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         (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without reference to its conflicts of law provisions.

         (g) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any other provisions contained herein shall not be affected or impaired thereby.

         (h) Entire Agreement. This Agreement, together with the Asset Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

                            REALITY WIRELESS NETWORKS, INC.




                            By:
                                -----------------------------------------------
                            Name:  John R. Eltringham
                            Title: Director, President, Secretary and Treasurer


                            REALITY NETWORKS, INC.




                            By:
                                -----------------------------------------------
                            Name:  Victor Romero
                            Title:  President Chief Operating Officer





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